Exhibit 10.19

Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.  *** Confidential material redacted and filed separately with the Commission.

FIRST AMENDMENT TO COLLABORATION AGREEMENT

This AMENDMENT (the “Amendment”), dated as of March 14, 2011, to that certain Collaboration Agreement dated December 20, 2010 by and between Receptos, Inc., a Delaware corporation (“Receptos”) having its principal place of business at 10835 Road to the Cure, 2nd Floor, San Diego, CA 92121, and Eli Lilly and Company, an Indiana corporation (“Lilly”) having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 USA, (the “Agreement”) is entered into by Receptos and Lilly (collectively, the “Parties”). The Parties agree to amend the Agreement as set forth herein:

1.           All capitalized terms not defined herein shall have the meanings set forth in the Agreement.

2.           Pursuant to Section 2.3.1 of the Agreement, and for the purpose of furthering the goals of the Research Program, the Parties have agreed to undertake certain actions and exchange certain information and materials as further described in this Amendment.

3.           Lilly has proposed to Receptos that as part of the Research Program Lilly would ***.

4.           Receptos has developed *** which enhance the yield of Target expression and the stability of such expressed forms of Target (such ***, “Materials”). Additionally, Receptos has developed certain reagents and techniques for the expression of such Materials (“Reagents”).

5.           Receptos agrees to provide to Lilly, as Receptos Research Program Know How under the Agreement, (i) protocols ***, and (ii) Materials and/or Reagents ***.

6.           Lilly agrees that all (i) results of the conduct of ***, (ii) improvements made to any of Materials and Reagents, and (iii) the protocols *** shall be Research Program Know How and promptly shared with Receptos through the JRC as such information arises during the Term.

7.           Protocols *** disclosed by Receptos, Reagents, Materials, and the characteristics of Materials *** shall be the Confidential Information of Receptos.

8.           Lilly has entered into that certain *** Agreement with *** pursuant to which Lilly and *** intend, inter alia, to conduct ***.

9.           Receptos agrees that Lilly may transfer Materials and/or Target produced through use of Reagents to *** under the *** Agreement solely for the purpose of having *** conditioned upon the following: (i) Lilly shall not transmit any Material or Target to *** except pursuant to confidentiality and non-use restrictions which preclude (x) use of such Materials or Target for any purpose other than *** and (y) disclosure of any Materials, Target, or related Confidential Information of Receptos to any third party or in any publication until *** following the termination of the Agreement; (ii) Lilly shall secure in advance of such transfer any amendments, in a form reasonably acceptable to Receptos, to the *** Agreement necessary to effect the provisions of clause (i) of this Section or to satisfy the obligations of Lilly under this Amendment and the Agreement to transfer to Receptos any Research Program Know How and associated license rights therein arising from ***.

*** Confidential material redacted and filed separately with the Commission.

10.          Materials and Reagents shall not be used or transferred except as expressly permitted in this Amendment or under the Agreement. LILLY UNDERSTANDS THAT MATERIALS AND REAGENTS ARE FOR RESEARCH USE ONLY AND HAVE NOT BEEN APPROVED FOR HUMAN USE, AND AGREES THAT THE MATERIALS AND REAGENTS WILL NOT BE ADMINISTERED TO HUMANS IN ANY MANNER OR FORM. MATERIALS AND REAGENTS ARE PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER WARRANTY, EXPRESS OR IMPLIED, AND WITHOUT ANY REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIALS OR REAGENTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF ANY OTHER PARTY. Lilly agrees to comply with all laws and governmental rules, regulations and guidelines which are applicable to the Materials or Reagents or the use thereof, including biosafety and chemical safety procedures, and with any safety precautions accompanying the Material.

11.         To the extent that Lilly has entered into a collaboration arrangement involving *** prior to the Effective Date of the Agreement and if such arrangement is in breach of the first sentence of Section 3.1.2 of the Agreement, Receptos waives such breach on the condition that and so long as (x) such arrangement is and remains limited to ***, (y) the results of such arrangement pertinent to the goals of the Research Program are shared with the JRC, and (z) no Receptos Research Program Know How or Joint Research Program Know How is disclosed to *** in connection with such arrangement.

12.         With respect to Material Transfer Agreements which provide for the transfer of materials to Lilly by a Third Party, but do not provide for the transfer of materials from Lilly to such Third Party or another Third Party, except as provided in this Section 12(ii) (“MTAs” or “MTA”): (i) Lilly shall not be precluded from entering into MTAs that confer to Lilly no license, license option or other right to acquire an interest for any compounds which bind selectively to , or have activity with respect to, ***; (ii) Lilly shall not be precluded from entering into MTAs that permit Lilly to study the compounds of a Third Party and to provide to such Third Party the data and results arising from such study, so long as clause (i) above is complied with and Lilly does not grant such Third Party any other rights in any ***; (iii) Lilly shall not enter into an agreement with a Third Party to license or otherwise acquire rights to a *** studied under an MTA without the prior written consent of Receptos for such license or rights; (iv) Lilly shall not, without the prior written consent of Receptos, add a Third Party *** obtained pursuant to an MTA to the Research Program; and (v) Lilly shall not exercise its right to terminate the Agreement pursuant to Section 10.3.2 of the Agreement in favor of entering into an arrangement with a Third Party to obtain a license, license option or other right to acquire an interest in any ***, unless Lilly has first discussed with Receptos whether such *** should be added to the Research Program, provided that, Receptos shall have no obligation to accept such *** into the Research Program where to do so might potentially contaminate, or otherwise impair any right of Receptos in, Receptos IP or Joint IP.

13.         Receptos acknowledges that Lilly evaluates Third Party compounds pursuant to its Phenotypic Drug Discovery Program (as described at https://pd2.1illy.com/pd2Web/, the “PD2 Program”) whereby Third Party program participants (each a “PD2 Participant”) provide structures and samples of compounds to Lilly so that Lilly may perform cheminformatics screens of the structures of such PD2 Participant compounds and phenotypic cell-based assays of samples of such compounds. If during the course of the PD2 program a compound is identified as a ***, Lilly shall not enter into any agreement to license or otherwise acquire rights to such compound without the prior written approval of Receptos as described in Section 12(iii). In addition with respect to such compound, Section 12(iv) and (v) shall apply.

14.         All provisions of the Agreement not modified herein shall remain in full force and effect.

15.         The Agreement together with the Amendment represents the entire agreement between the parties regarding the subject matter hereof and shall supersede all previous communications, representations, understandings, acknowledgements and agreements, whether oral or written, by or between the parties.

16.         No change, modification, extension, termination or waiver of this Amendment, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

17.         This Amendment may be executed in one or more original or faxed counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

Receptos, Inc.,
a Delaware corporation

/s/ Chrysa Mineo
By:	Chrysa Mineo
Its:	VP, Coporate Development

Eli Lilly and Company

/s/ David Moller
By:	David Moller
Its:	VP Endocrine Research